UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2013

CRANE CO.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-1657	13-1952290
(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT	6902
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 363-7300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	Completion of Acquisition or Disposition of Assets
On December 11, 2013, Crane Co. filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that on such date, Crane Co. completed the acquisition of MEI Conlux Holdings (U.S.), Inc. and its affiliate MEI Conlux Holdings (Japan), Inc. (together “MEI”), pursuant to the terms of the Stock Purchase Agreement dated December 20, 2012 (the “Purchase Agreement”) among Bain Capital MEI (H.K.) Limited (“Bain Seller Representative”), APM Co., Ltd. (“Advantage Seller Representative” and, together with the Bain Seller Representative, the “Sellers' Representatives”), Crane Co. and Mondais Holdings B.V. (“Japan Buyer” and, together with Crane Co., the “Buyers”). The cash purchase price was $802 million, after giving effect to certain adjustments. To finance the cash consideration for the MEI acquisition, Crane Co. issued $250 million of 2.750% Senior Notes due 2018 and $300 million of 4.450% Senior Notes due 2023. For the remainder of the cash consideration, Crane Co. utilized cash and cash equivalents generated from operating activities.
This Current Report on Form 8-K/A is being filed to amend and supplement the Initial Form 8-K to provide financial statements described in Item 9.01 below which were not previously filed with the Initial Form 8-K, and which are permitted to be filed by amendments no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of a Business Acquired.

MEI’s audited combined financial statements for the fiscal year ended, and as of, December 31, 2012 and unaudited combined financial statements for the quarter ended, and as of, September 30, 2013 are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information related to the acquisition is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(c)	None

(d)	Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of PricewaterhouseCoopers LLP
Exhibit 99.1	MEI Conlux Holdings (US), Inc. and MEI Conlux Holdings (Japan), Inc. audited combined financial statements for the fiscal year ended December 31, 2012
Exhibit 99.2	MEI Conlux Holdings (US), Inc. and MEI Conlux Holdings (Japan), Inc. unaudited combined financial statements for the quarter ended September 30, 2013
Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

February 20, 2014	By:	/s/ Richard A. Maue
Richard A. Maue
Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of PricewaterhouseCoopers LLP
Exhibit 99.1	MEI Conlux Holdings (US), Inc. and MEI Conlux Holdings (Japan), Inc. audited combined financial statements for the fiscal year ended December 31, 2012
Exhibit 99.2	MEI Conlux Holdings (US), Inc. and MEI Conlux Holdings (Japan), Inc. unaudited combined financial statements for the quarter ended September 30, 2013
Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information